Exhibit 10.3

AMENDMENT TO SENIOR UNSECURED SUSTAINABILITY-LINKED

REVOLVING CREDIT AGREEMENT

This AMENDMENT to the Senior Unsecured Sustainability-Linked Revolving Credit Agreement, dated as of February 6, 2023 (this “Amendment”), is made and entered into by and among TEVA PHARMACEUTICAL INDUSTRIES LIMITED, an Israeli company registered under no 52-0013-954, the registered address of which is at Dvora HaNevia St. 124, Tel Aviv, Israel (the “Company” or “Parent”), TEVA PHARMACEUTICALS USA, INC., a Delaware corporation, the principal office of which is at 400 Interpace Parkway, Building A, Parsippany, New Jersey 07054, United States of America (“Teva USA” or the “US Borrower”), TEVA PHARMACEUTICAL FINANCE NETHERLANDS II B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, with its official seat (statutaire zetel) in Amsterdam, the Netherlands, having its office at Piet Heinkade 107, 1019GM Amsterdam, the Netherlands and registered with the Dutch trade register under number 59012161 (the “Dutch II Borrower”) and TEVA PHARMACEUTICAL FINANCE NETHERLANDS III B.V., a a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, with its official seat (statutaire zetel) in Amsterdam, the Netherlands, having its office at Piet Heinkade 107, 1019GM Amsterdam, the Netherlands and registered with the Dutch trade register under number 64156729 (the “Dutch III Borrower” and together with the Dutch II Borrower, “Dutch Borrowers” and each a “Dutch Borrower” and, together with the Parent and Teva USA, the “Borrowers”) and BANK OF AMERICA, N.A., (the “Administrative Agent”).

W I T N E S S E T H:

Reference is made to the Senior Unsecured Sustainability-Linked Revolving Credit Agreement dated as of April 29, 2022 (as amended from time to time, the “Credit Agreement”), between, amongst others, the Parent, the Borrowers, the Lenders named therein and the Administrative Agent.

WHEREAS, the Loan Parties (as defined in the Credit Agreement) and the Administrative Agent (with the consent of the Required Lenders (as defined in the Credit Agreement)) have agreed to amend certain provisions of the Credit Agreement as provided for herein;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Defined Terms

Section 1.1 Defined Terms. Each capitalized term used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such term in the Credit Agreement.

ARTICLE II

Amendments

Section 2.1 Amendments. Subject to the occurrence of the Amendment Effective Date: Section 6.04 of the Credit Agreement is hereby amended by deleting the grid contained therein and replacing it with the grid below:

Column 1	Column 2
Four-quarter Test Period ending with the quarters below

Q1 2022	No greater than 4.50x

Q2 2022	No greater than 4.50x

Q3 2022	No greater than 4.50x

Q4 2022	No greater than 4.25x

Q1 2023	No greater than 4.25x

Q2 2023	No greater than 4.25x

Q3 2023	No greater than 4.25x

Q4 2023	No greater than 4.00x

Q1 2024	No greater than 4.00x

Q2 2024	No greater than 4.00x

Q3 2024	No greater than 4.00x

Q4 2024 and thereafter	No greater than 3.50x

ARTICLE III

Representations and Warranties

Section 3.1 Representations and Warranties to the Amendment Effective Date. Each Loan Party hereby represents and warrants as of the Amendment Effective Date as follows:

(a)                all of the representations and warranties set forth in the Credit Agreement are true and correct on and as of such date, as if made on such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date (it being understood that references therein to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the amendments set forth herein);

(b)                the execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, as applicable, of such Loan Party;

(c)                this Amendment has been duly executed and delivered by such Loan Party; and

(d)                no Default or Event of Default has occurred, is continuing or would exist after giving effect to this Amendment.

ARTICLE IV

Effectiveness

Section 4.1 Effective Date. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which:

(i) the Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by facsimile transmission or electronic mail (in “pdf” or similar format) by each Loan Party and the Administrative Agent.

Section 4.2 Fees. The Loan Parties shall pay or cause to be paid to the Administrative Agent, for the account of each Lender that consents to this Amendment on or before February 6, 2023 (each, a “Consenting Lender”) an amendment fee (the “Amendment Fee”) equal to 0.10% of the sum of such Consenting Lender’s (a) outstanding Loans and (b) undrawn Commitments under the Credit Agreement as of the Amendment Effective Date ((a) and (b) together, the “Consenting Lender Loans and Commitments”) which Amendment Fee, shall be earned on the Amendment Effective Date and due and payable within 2 Business Days of the Amendment Effective Date; provided that upon any assignment or transfer of any Consenting Lender Loans and Commitments; the assignee or transferee shall become the Consenting Lender with respect to such Consenting Lender Loans and Commitments.

Section 4.3 Expenses. The Loan Parties shall pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and the Lenders, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Lenders, in connection with this Amendment.

Section 4.4 Notification. The Administrative Agent shall notify the Loan Parties and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

ARTICLE V

Miscellaneous

Section 5.1 Effect of Amendment. Except as modified pursuant hereto, no other changes or modifications to the Credit Agreement or Loan Documents are intended or implied and in all other respects the Credit Agreement and Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

Section 5.2 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

Section 5.3 Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

Section 5.4 Severability. Any provisions of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.5 Reference to the Effect on the Loan Documents. Upon the effectiveness of this Amendment, (a) each reference in the Credit Agreement to this “Agreement,” “hereunder,” “hereof,” “herein” or words of similar import and (b) each reference in any other Loan Document to “the Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

Section 5.6 Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

Section 5.7 Counterparts; Electronic Signatures. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this Section may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. This Amendment may be executed by one or more parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail (in “.pdf” or similar format) shall be effective as of delivery a manually executed counterpart hereof.

Section 5.8 Governing Law; Jurisdiction; Consent to Service of Process.

(a)     This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

(b)     Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. To the extent that any Loan Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Loan Party hereby irrevocably waives such immunity in respect of its obligations under this Amendment. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against any Loan Party or any of their respective properties in the courts of any jurisdiction to enforce a judgment obtained in accordance with this Section.

(c)     Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)     Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 11.01 of the Credit Agreement. In addition, each Loan Party (other than Teva USA) hereby irrevocably designates, appoints and empowers Teva USA (the “Process Agent”), in the case of any suit, action or proceeding brought in the United States as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any kind and all legal process, summons, notices and documents that may be served in any action or proceeding arising out of or in connection with this Amendment or any other Loan Document. By executing this Amendment, Teva USA hereby irrevocably accepts such designation, appointment and agency, which shall remain in full force and effect until such time as Teva USA ceases to be a Borrower under the Credit Agreement (at which time each Loan Party shall designate a replacement Process Agent satisfactory to the Administrative Agent (and deliver the appropriate documentation in respect thereof as reasonably requested by the Administrative Agent)). Such service may be made by mailing (by registered or certified mail, postage prepaid) or delivering a copy of such process to such Person in care of the Process Agent at the Process Agent’s above address, and such Person hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, each Loan Party irrevocably consents to the service of any and all process in any such action or proceeding by the mailing (by registered or certified mail, postage prepaid) of copies of such process to the Process Agent or such Person at its address specified in Section 11.01 of the Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

Section 5.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Name:	/s/ Eli Kalif
Title:	Executive Vice President and Chief Financial Officer

Name:	/s/ Stephen D. Harper
Title:	Senior Vice President, Corporate Treasurer, Head of Insurance & Risk Management

TEVA PHARMACEUTICALS USA, INC.

Name:	/s/ Dr. Sven Dethlefs
Title:	President and Chief Executive Officer

Name:	/s/ Debra Peterson
Title:	Treasurer

TEVA PHARMACEUTICAL FINANCE NETHERLANDS II B.V.

Name:	/s/ Stephen D. Harper
Title:	Managing Director

Name:	/s/ David Vrhovec
Title:	Managing Director

TEVA PHARMACEUTICAL FINANCE NETHERLANDS III B.V.

Name:	/s/ Stephen D. Harper
Title:	Managing Director

Name:	/s/ David Vrhovec
Title:	Managing Director

[Signature Page to RCF Amendment]

BANK OF AMERICA, N.A., as Administrative Agent

Name:	/s/ Henry Pennell
Title:	Vice President

[Signature Page to RCF Amendment]